UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-01886
Seligman Capital Fund, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)                      (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

Seligman Capital Fund

Annual Report for the Period Ended
December 31, 2010

Seligman Capital Fund seeks to provide shareholders with capital appreciation.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	25

Statement of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	29

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	49

Federal Income Tax Information	51

Board Members and Officers	52

Proxy Voting	58

Results of Meeting of Shareholders	59

In August 2010, the Board of Directors of Seligman Capital Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Mid Cap Growth Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Mid Cap Growth Fund and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb., 15, 2011 and is expected to close before the end of the second quarter 2011. For more information, see “Results of Meeting of Shareholders”.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Capital Fund (the Fund) Class A shares gained 27.92% (excluding sales charge) for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell Midcap® Growth Index, which rose 26.38% during the same 12-month period.

>	The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which increased 25.66% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Seligman Capital Fund Class A (excluding sales charge)	+27.92%	-0.40%	+3.83%	+1.05%

Russell Midcap Growth Index (unmanaged)	+26.38%	+0.97%	+4.88%	+3.12%

Lipper Mid-Cap Growth Funds Index (unmanaged)	+25.66%	+0.11%	+6.22%	+2.59%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
					Since
Without sales charge	1 year	3 years	5 years	10 years	Inception*
Class A (inception 10/9/69)	+27.92%	-0.40%	+3.83%	+1.05%	N/A

Class B (inception 4/22/96)	+26.97%	-1.17%	+3.02%	+0.28%	N/A

Class C (inception 5/27/99)	+27.02%	-1.15%	+3.05%	+0.29%	N/A

Class I (inception 8/3/09)	+28.56%	N/A	N/A	N/A	+29.99%

Class R** (inception 4/30/03)	+27.57%	-0.65%	+3.60%	N/A	+8.62%

Class R5 (inception 11/30/01)	+28.47%	+0.19%	+4.39%	N/A	+3.77%

With sales charge
Class A (inception 10/9/69)	+20.54%	-2.35%	+2.60%	+0.46%	N/A

Class B (inception 4/22/96)	+21.97%	-2.16%	+2.67%	+0.28%	N/A

Class C (inception 5/27/99)	+26.02%	-1.15%	+3.05%	+0.29%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R and Class R5 shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

4  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  5

Manager Commentary

Effective May 1, 2010, Wayne M. Collette, Lawrence W. Lin, George J. Myers and Brian D. Neigut assumed responsibility for the day-to-day management of the Fund.

Dear Shareholder,

Seligman Capital Fund (the Fund) Class A shares advanced 27.92% (excluding sales charge) for the fiscal year ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell Midcap® Growth Index (Russell Index), which advanced 26.38% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which rose 25.66% during the same period.

Significant performance factors
Stocks rallied throughout the year, with a significant portion of the gains coming in the fourth quarter. Equities advanced toward year end in response to the Federal Reserve’s easier monetary policy, the conclusion of election season, the tax cut compromise and indicators that unemployment, though still high, was improving slightly. In the fourth

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	23.0%

Consumer Staples	3.5%

Energy	6.9%

Financials	5.8%

Health Care	12.7%

Industrials	14.3%

Information Technology	23.5%

Materials	8.7%

Telecommunication Services	1.4%

Other(2)	0.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

6  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

quarter, investor money began to flow back into the equity markets, reflecting a lack of other attractive investment alternatives, particularly with interest rates so low. Another broad theme for the year was corporate margin expansion. During the downturn many companies reduced their cost structures. When revenues started to come back in 2010, these companies — across a number of different sectors — saw material margin expansion.

For the full fiscal year, stock selection was responsible for the Fund’s outperformance of the Russell Index. The Fund’s sector allocations had a small negative effect on relative performance, primarily due to overweights in information technology and energy. Relative to the Russell Index, stock selection was strongest in the information technology sector, followed by health care, utilities and materials. The Fund delivered positive returns in all sectors and outperformed the Russell Index in all sectors except consumer discretionary and consumer staples.

From May 1, 2010, when we began managing the Fund, through fiscal year end, industrials was the Fund’s top performing sector. Individual contributors within the sector included Bucyrus International and

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Cummins, Inc.	1.7%

CF Industries Holdings, Inc.	1.5%

Cliffs Natural Resources, Inc.	1.5%

Affiliated Managers Group, Inc.	1.4%

Alliance Data Systems Corp.	1.4%

Cameron International Corp.	1.3%

Lear Corp.	1.3%

priceline.com, Inc.	1.3%

Rovi Corp.	1.3%

Laboratory Corp. of America Holdings	1.3%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

Kansas City Southern. We added mining equipment company Bucyrus International after taking over responsibility for the Fund. The company has benefited from worldwide demand for coal, copper and other commodities and in the second half of 2010, Caterpillar acquired the company. Kansas City Southern is a railroad system operating in Mexico and the U.S. The company has kept costs in check, maintained its pricing power and experienced healthy volumes. In addition, its Mexican business benefited from a competitor’s problems.

Materials was another strong performing sector for the Fund. Contributors in the materials sector included CF Industries and Cliffs Natural Resources. CF Industries benefited from high prices and healthy volumes for its nitrogen and phosphate fertilizer products and from takeover speculation regarding a competitor. Cliffs Natural Resources mines iron ore and coal and benefited from strong demand and favorable pricing for those resources.

Energy was the Fund’s third best performing sector for the portion of the fiscal year that we managed the Fund. Oil exploration and production company Consho Resources was a key contributor within the energy sector. The company has had impressive production growth and performed well as oil prices moved higher throughout the year.

Although the Fund’s holdings in the consumer discretionary sector delivered impressive gains, this sector was the most significant detractor relative to the Russell Index, both for the period we managed the Fund and for the full fiscal year. Stock selection was responsible for the underperformance, with clothing retailer American Eagle Outfitters a leading detractor within the sector. The company missed its earnings estimate, reporting disappointing same store sales and earnings in the competitive teen apparel segment.

Changes to the Fund’s portfolio
Our strategy is to identify attractive investment themes and implement them through bottom-up stock selection. We strive to identify companies that we believe have sustainable long-term growth with high or improving margins and returns on invested capital.

As we began managing the Fund, we reduced the size of some individual positions in order to reduce portfolio risk. We also focused more closely

8  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

on stocks in the mid-cap growth style and size range and, therefore, eliminated some smaller and larger cap holdings. Within the consumer discretionary sector, we eliminated several homebuilder stocks in the fourth quarter because we believe the housing market could be two to three years from a meaningful recovery. Inventory of existing homes is quite large and they are currently much more affordable than new homes. Additionally, the tight lending market means substantial down payments are required to secure mortgages. We concluded that demand for new homes is unlikely to improve near term.

At fiscal year end, the Fund’s weightings in the consumer discretionary, consumer staples and financials sectors were smaller than those of the Russell Index. Conversely, the Fund’s weightings in energy, industrials and materials were larger than those of the Index. The focus on energy, industrials and materials reflects our belief that economic growth prospects in the emerging markets appear to be better than those in the U.S. and that emerging market demand for energy and natural resources appears likely to grow. We believe energy, industrial and materials companies should benefit from this scenario. On the other hand, companies in the consumer discretionary, consumer staples and financials sector are generally more tied to domestic activity.

Our future strategy
We think the economy is improving and believe that stocks remain attractively valued, even after December’s gains. We expect money to continue moving back into the stock market from the bond market. However, we do not currently expect to position the portfolio too aggressively given high

The Fund delivered positive returns in all sectors and outperformed the Russell Index in all sectors except consumer discretionary and consumer staples.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

unemployment, the weak housing market and continuing efforts by consumers to reduce their debt. Rather, we have currently positioned the Fund for a gradual economic recovery with a focus on growth companies that we believe have products or services in high demand and that we believe have demonstrated the ability to grow consistently regardless of the economy’s pace or direction.

Wayne M. Collette, CFA® Portfolio Manager	Lawrence W. Lin, CFA® Portfolio Manager

George J. Myers, CFA® Portfolio Manager	Brian D. Neigut Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Capital Fund Class A shares (from 1/1/2001 to 12/31/2010) as compared to the performance of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Capital Fund (includes sales charge)
Class A Cumulative value of $10,000	$12,054	$9,312	$11,372	$10,466

Average annual total return	+20.54%	-2.35%	+2.60%	+0.46%

Russell Midcap Growth Index(1)
Cumulative value of $10,000	$12,638	$10,294	$12,692	$13,591

Average annual total return	+26.38%	+0.97%	+4.88%	+3.12%

Lipper Mid-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,566	$10,032	$13,522	$12,917

Average annual total return	+25.66%	+0.11%	+6.22%	+2.59%

Results for other share classes can be found on page 4.

12  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

(1)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,334.40	$8.24	(c)	1.40%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12	(c)	1.40%	(c)

Class B

Actual(b)	$1,000	$1,329.30	$12.68	(c)	2.16%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,014.32	$10.97	(c)	2.16%	(c)

Class C

Actual(b)	$1,000	$1,329.70	$12.63	(c)	2.15%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,014.37	$10.92	(c)	2.15%	(c)

Class I

Actual(b)	$1,000	$1,338.00	$5.78		.98%

Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99		.98%

Class R

Actual(b)	$1,000	$1,332.80	$9.76	(c)	1.66%	(c)

Hypothetical (5% return before expenses)	$1,000	$1,016.84	$8.44	(c)	1.66%	(c)

Class R5

Actual(b)	$1,000	$1,337.60	$5.95		1.01%

Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14		1.01%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +33.44% for Class A, +32.93% for Class B, +32.97% for Class C, +33.80 for Class I, +33.28 for Class R and +33.76% for Class R5.
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.37% for Class A, 2.12% for Class B, 2.12% for Class C and 1.62% for Class R. Any amounts waived will not be reimbursed by the Fund. This change is effective March 1, 2011. Had this change been in place for the entire six month period ended Dec. 31, 2010, the actual expenses paid would have been $8.06 for Class A, $12.45 for Class B, $12.45 for Class C and $9.53 for Class R; the hypothetical expenses paid would have been $6.97 for Class A, $10.76 for Class B, $10.76 for Class C and $8.24 for Class R.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.3%)
Issuer	Shares		Value(a)

Aerospace & Defense (1.2%)
BE Aerospace, Inc.	34,400	(b)	$1,273,832
Precision Castparts Corp.	12,900		1,795,809

Total			3,069,641

Air Freight & Logistics (1.2%)
Atlas Air Worldwide Holdings, Inc.	22,600	(b)	1,261,758
CH Robinson Worldwide, Inc.	21,700		1,740,123

Total			3,001,881

Airlines (1.3%)
AMR Corp.	270,900	(b)	2,110,311
United Continental Holdings, Inc.	49,500	(b,d)	1,179,090

Total			3,289,401

Auto Components (5.1%)
Autoliv, Inc.	19,100	(c,d)	1,507,754
BorgWarner, Inc.	29,200	(b,d)	2,112,912
Cooper Tire & Rubber Co.	89,400	(d)	2,108,052
Gentex Corp.	85,700		2,533,292
Lear Corp.	33,600	(b)	3,316,656
The Goodyear Tire & Rubber Co.	132,000	(b)	1,564,200

Total			13,142,866

Biotechnology (2.0%)
Alexion Pharmaceuticals, Inc.	22,800	(b,d)	1,836,540
Dendreon Corp.	29,600	(b)	1,033,632
Human Genome Sciences, Inc.	59,200	(b,d)	1,414,288
Onyx Pharmaceuticals, Inc.	20,600	(b)	759,522

Total			5,043,982

Capital Markets (2.8%)
Affiliated Managers Group, Inc.	36,000	(b)	3,571,920
LPL Investment Holdings, Inc.	36,408	(b)	1,324,159
T Rowe Price Group, Inc.	33,900		2,187,906

Total			7,083,985

Chemicals (3.5%)
Cabot Corp.	40,500		1,524,825
Celanese Corp., Series A	48,600		2,000,862
CF Industries Holdings, Inc.	29,000		3,919,350
Solutia, Inc.	67,200	(b)	1,550,976

Total			8,996,013

Commercial Services & Supplies (0.5%)
Stericycle, Inc.	15,900	(b,d)	1,286,628

Communications Equipment (1.9%)
F5 Networks, Inc.	12,700	(b)	1,653,032
JDS Uniphase Corp.	98,100	(b)	1,420,488
Riverbed Technology, Inc.	49,300	(b,d)	1,733,881

Total			4,807,401

Computers & Peripherals (1.0%)
NetApp, Inc.	48,400	(b)	2,660,064

Consumer Finance (0.6%)
Discover Financial Services	81,700		1,513,901

Containers & Packaging (1.0%)
Crown Holdings, Inc.	73,600	(b)	2,456,768

Diversified Consumer Services (0.5%)
Grand Canyon Education, Inc.	69,884	(b,d)	1,369,028

Diversified Financial Services (1.0%)
IntercontinentalExchange, Inc.	12,800	(b)	1,525,120
Moody’s Corp.	42,500		1,127,950

Total			2,653,070

See accompanying Notes to Portfolio of Investments.

16  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Electrical Equipment (2.5%)
AMETEK, Inc.	64,300		$2,523,775
Regal-Beloit Corp.	30,500	(d)	2,036,180
Sensata Technologies Holding NV	58,900	(b,c)	1,773,479

Total			6,333,434

Energy Equipment & Services (2.6%)
Cameron International Corp.	66,700	(b)	3,383,691
McDermott International, Inc.	92,200	(b)	1,907,618
Seadrill Ltd.	37,200	(c,d)	1,261,824

Total			6,553,133

Food & Staples Retailing (0.7%)
Whole Foods Market, Inc.	36,900	(b)	1,866,771

Food Products (1.1%)
Green Mountain Coffee Roasters, Inc.	51,400	(b,d)	1,689,004
HJ Heinz Co.	24,800		1,226,608

Total			2,915,612

Health Care Equipment & Supplies (1.3%)
Gen-Probe, Inc.	21,100	(b)	1,231,185
Intuitive Surgical, Inc.	5,400	(b)	1,391,850
Thoratec Corp.	24,000	(b)	679,680

Total			3,302,715

Health Care Providers & Services (4.3%)
Brookdale Senior Living, Inc.	76,500	(b,d)	1,637,865
Express Scripts, Inc.	57,100	(b)	3,086,255
Laboratory Corp. of America Holdings	36,400	(b,d)	3,200,288
Mednax, Inc.	22,900	(b)	1,540,941
Patterson Companies, Inc.	49,000		1,500,870

Total			10,966,219

Health Care Technology (0.6%)
Cerner Corp.	16,100	(b,d)	1,525,314

Hotels, Restaurants & Leisure (4.2%)
Bally Technologies, Inc.	30,900	(b)	1,303,671
Chipotle Mexican Grill, Inc.	7,900	(b)	1,680,014
Ctrip.com International Ltd., ADR	48,300	(b,c)	1,953,735
Panera Bread Co., Class A	12,400	(b)	1,255,004
Royal Caribbean Cruises Ltd.	34,800	(b)	1,635,600
Starwood Hotels & Resorts Worldwide, Inc.	25,100		1,525,578
Wynn Resorts Ltd.	12,700		1,318,768

Total			10,672,370

Household Durables (1.7%)
Tempur-Pedic International, Inc.	65,600	(b)	2,627,936
Whirlpool Corp.	20,100		1,785,483

Total			4,413,419

Internet & Catalog Retail (1.8%)
NetFlix, Inc.	7,600	(b)	1,335,320
priceline.com, Inc.	8,200	(b)	3,276,310

Total			4,611,630

Internet Software & Services (2.0%)
Akamai Technologies, Inc.	23,000	(b)	1,082,150
LogMein, Inc.	28,200	(b,d)	1,250,388
VeriSign, Inc.	34,300		1,120,581
VistaPrint NV	37,100	(b,c)	1,706,600

Total			5,159,719

IT Services (4.5%)
Alliance Data Systems Corp.	50,000	(b,d)	3,551,500
Cognizant Technology Solutions Corp., Class A	41,600	(b)	3,048,864
Teradata Corp.	40,900	(b)	1,683,444
The Western Union Co.	91,500		1,699,155
VeriFone Systems, Inc.	37,500	(b)	1,446,000

Total			11,428,963

Life Sciences Tools & Services (3.5%)
Agilent Technologies, Inc.	47,200	(b)	1,955,496
ICON PLC, ADR	88,500	(b,c)	1,938,150
Illumina, Inc.	31,300	(b,d)	1,982,542
Life Technologies Corp.	54,600	(b)	3,030,300

Total			8,906,488

See accompanying Notes to Portfolio of Investments.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Machinery (4.2%)
AGCO Corp.	29,600	(b)	$1,499,536
Cummins, Inc.	40,400		4,444,404
Joy Global, Inc.	23,300		2,021,275
Navistar International Corp.	22,400	(b)	1,297,184
Pall Corp.	32,000		1,586,560

Total			10,848,959

Marine (0.5%)
DryShips, Inc.	252,641	(b,c)	1,389,526

Media (2.1%)
CBS Corp., Class B Non Voting	66,300		1,263,015
Cinemark Holdings, Inc.	64,200		1,106,808
Lamar Advertising Co., Class A	35,500	(b)	1,414,320
The McGraw-Hill Companies, Inc.	46,500		1,693,065

Total			5,477,208

Metals & Mining (4.2%)
Agnico-Eagle Mines Ltd.	23,100	(c)	1,771,770
Cliffs Natural Resources, Inc.	49,500		3,861,495
HudBay Minerals, Inc.	97,300	(c)	1,753,039
Steel Dynamics, Inc.	85,400		1,562,820
Walter Energy, Inc.	13,400		1,713,056

Total			10,662,180

Multiline Retail (1.5%)
Big Lots, Inc.	61,300	(b)	1,867,198
Nordstrom, Inc.	45,000		1,907,100

Total			3,774,298

Oil, Gas & Consumable Fuels (4.4%)
Concho Resources, Inc.	32,300	(b)	2,831,741
Consol Energy, Inc.	28,700		1,398,838
Continental Resources, Inc.	26,800	(b)	1,577,180
Denbury Resources, Inc.	67,700	(b)	1,292,393
Massey Energy Co.	27,300		1,464,645
Range Resources Corp.	28,100		1,263,938
Southwestern Energy Co.	36,300	(b)	1,358,709

Total			11,187,444

Personal Products (1.6%)
Avon Products, Inc.	40,600		1,179,836
Herbalife Ltd.	41,800	(c)	2,857,866

Total			4,037,702

Pharmaceuticals (1.0%)
Watson Pharmaceuticals, Inc.	51,600	(b)	2,665,140

Professional Services (0.8%)
IHS, Inc., Class A	25,400	(b)	2,041,906

Real Estate Investment Trusts (REITs) (0.9%)
Nationwide Health Properties, Inc.	29,500		1,073,210
Plum Creek Timber Co., Inc.	34,700	(d)	1,299,515

Total			2,372,725

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	15,600		1,309,152

Road & Rail (1.4%)
Hertz Global Holdings, Inc.	91,400	(b)	1,324,386
Kansas City Southern	47,400	(b)	2,268,564

Total			3,592,950

Semiconductors & Semiconductor Equipment (5.6%)
Advanced Micro Devices, Inc.	163,300	(b,d)	1,335,794
Atmel Corp.	194,100	(b)	2,391,312
Cree, Inc.	18,100	(b,d)	1,192,609
Intersil Corp., Class A	93,600	(d)	1,429,272
Linear Technology Corp.	44,700		1,546,173
Omnivision Technologies, Inc.	69,000	(b)	2,043,090
Skyworks Solutions, Inc.	55,100	(b)	1,577,513
Trina Solar Ltd., ADR	63,500	(b,c,d)	1,487,170
Xilinx, Inc.	54,700		1,585,206

Total			14,588,139

Software (8.3%)
ANSYS, Inc.	27,300	(b)	1,421,511
Autodesk, Inc.	48,500	(b)	1,852,700
Citrix Systems, Inc.	40,700	(b)	2,784,287
Concur Technologies, Inc.	42,400	(b)	2,201,832
Intuit, Inc.	37,400	(b)	1,843,820

See accompanying Notes to Portfolio of Investments.

18  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Software (cont.)
Red Hat, Inc.	67,900	(b)	$3,099,635
Rovi Corp.	52,611	(b)	3,262,407
Salesforce.com, Inc.	19,900	(b)	2,626,800
TIBCO Software, Inc.	120,900	(b)	2,382,939

Total			21,475,931

Specialty Retail (3.1%)
Advance Auto Parts, Inc.	26,600		1,759,590
CarMax, Inc.	47,300	(b)	1,507,924
Dick’s Sporting Goods, Inc.	46,400	(b,d)	1,740,000
Tiffany & Co.	20,500		1,276,535
TJX Companies, Inc.	36,800		1,633,552

Total			7,917,601

Textiles, Apparel & Luxury Goods (2.8%)
Coach, Inc.	49,200		2,721,252
Hanesbrands, Inc.	38,200	(b)	970,280
Lululemon Athletica, Inc.	29,000	(b,c,d)	1,984,180
The Warnaco Group, Inc.	29,000	(b)	1,597,030

Total			7,272,742

Trading Companies & Distributors (0.6%)
Fastenal Co.	26,600	(d)	1,593,606

Wireless Telecommunication Services (1.4%)
Crown Castle International Corp.	38,900	(b)	1,704,987
NII Holdings, Inc.	43,200	(b)	1,929,312

Total			3,634,299

Total Common Stocks
(Cost: $207,998,328)			$254,871,924

Money Market Fund (0.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	535,129	(e)	$535,129

Total Money Market Fund
(Cost: $535,129)			$535,129

Investments of Cash Collateral Received for Securities on Loan (9.6%)
		Amount
	Effective	payable at
Issuer	Yield	maturity	Value(a)
Certificates of Deposit (1.2%)
Erste Bank der Oesterreichischen Sparkassen AG
01-18-11	0.430%	$1,000,000	$1,000,000
KBC Bank NV
01-20-11	0.450	1,000,000	1,000,000
United Overseas Bank Ltd.
02-22-11	0.340	1,000,000	1,000,000

Total			3,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (8.4%)(f)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$12,000,400	0.400%	$12,000,000	$12,000,000
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$4,000,053	0.160	4,000,000	4,000,000
Credit Suisse Securities (USA) LLC dated 12-31-10, matures 01-03-11, repurchase price
$669,785	0.200	669,774	669,774
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000

Total			21,669,774

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $24,669,774)			$24,669,774

Total Investments in Securities
(Cost: $233,203,231)(g)			$280,076,827

See accompanying Notes to Portfolio of Investments.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at Dec. 31, 2010

	Exchange	Currency to		Currency to		Unrealized	Unrealized
Counterparty	date	be delivered		be received		appreciation	depreciation
UBS Securities	Jan. 4, 2011	14,285		14,288		$—	$(34)
		(CAD	)	(USD	)
Notes to Portfolio of Investments

ADR — American Depositary Receipt
CAD — Canadian Dollar

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 8.33% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$384,373
Fannie Mae Pool	1,049,745
Fannie Mae Principal Strip	12,554
Fannie Mae REMICS	703,676
Federal Farm Credit Bank	654,444
Federal Home Loan Banks	1,172,489
Federal Home Loan Mortgage Corp	87,967
Federal National Mortgage Association	1,016,631
FHLMC Structured Pass Through Securities	416,157
Freddie Mac Non Gold Pool	1,007,662
Freddie Mac Reference REMIC	6,782

20  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Cantor Fitzgerald & Co. (0.400%) (continued)
Security description	Value(a)
Freddie Mac REMICS	$618,471
Freddie Mac Strips	182,381
Ginnie Mae I Pool	117,883
Ginnie Mae II Pool	653,449
Government National Mortgage Association	262,908
United States Treasury Inflation Indexed Bonds	36,137
United States Treasury Note/Bond	2,871,659
United States Treasury Strip Coupon	858,327
United States Treasury Strip Principal	126,305

Total market value of collateral securities	$12,240,000

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$19,872
Fannie Mae REMICS	1,343,993
Fannie Mae Whole Loan	34,190
Fannie Mae-Aces	2,611
Freddie Mac Reference REMIC	93,129
Freddie Mac REMICS	2,053,304
Government National Mortgage Association	532,901

Total market value of collateral securities	$4,080,000

Credit Suisse Securities (USA) LLC (0.200%)
Security description	Value(a)
United States Treasury Note/Bond	$683,172

Total market value of collateral securities	$683,172

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $234,343,454 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$47,693,135
Unrealized depreciation	(1,959,762)

Net unrealized appreciation	$45,733,373

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

22  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$254,871,924	$—	$—	$254,871,924

Total Equity Securities	254,871,924	—	—	254,871,924

Other
Affiliated Money Market Fund(c)	535,129	—	—	535,129
Investments of Cash Collateral Received for Securities on Loan	—	24,669,774	—	24,669,774

Total Other	535,129	24,669,774	—	25,204,903

Investments in Securities	255,407,053	24,669,774	—	280,076,827
Derivatives(d)
Liabilities
Forward Foreign Currency Exchange Contracts	—	(34)	—	(34)

Total	$255,407,053	$24,669,740	$—	$280,076,793

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

24  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $207,998,328)	$254,871,924
Affiliated money market fund (identified cost $535,129)	535,129
Investments of cash collateral received for securities on loan (identified cost $24,669,774)	24,669,774

Total investments in securities (identified cost $233,203,231)	280,076,827
Capital shares receivable	75,738
Dividends and accrued interest receivable	72,768
Receivable for Investment securities sold	2,072,338
Other assets	2,199

Total assets	282,299,870

Liabilities
Capital shares payable	246,282
Payable for investment securities purchased	365,987
Payable upon return of securities loaned	24,669,774
Unrealized depreciation on forward foreign currency contracts	34
Accrued investment management services fees	5,686
Accrued distribution fees	2,804
Accrued transfer agency fees	48,622
Accrued administrative services fees	424
Other accrued expenses	295,790

Total liabilities	25,635,403

Net assets applicable to outstanding capital stock	$256,664,467

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  25

Statement of Assets and Liabilities (continued)
Dec. 31, 2010

Represented by
Capital stock — $1 par value	$10,440,998
Additional paid-in capital	324,621,364
Excess of distributions over net investment income	(6,640)
Accumulated net realized gain (loss)	(125,264,861)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	46,873,606

Total — representing net assets applicable to outstanding capital stock	$256,664,467

*Value of securities on loan	$23,960,359

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$178,719,563	6,953,797	$25.70	(1)
Class B	$3,668,210	177,447	$20.67
Class C	$46,783,870	2,257,346	$20.73
Class I	$11,808,687	438,060	$26.96
Class R	$13,432,221	530,749	$25.31
Class R5	$2,251,916	83,599	$26.94

(1)	The maximum offering price per share for Class A is $27.27. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	$1,522,178
Income distributions from affiliated money market fund	14,882
Income from securities lending — net	74,433
Foreign taxes withheld	(1,696)

Total income	1,609,797

Expenses:
Investment management services fees	1,896,811
Distribution fees
Class A	403,787
Class B	44,303
Class C	437,224
Class R	54,687
Class R3	10
Transfer agency fees
Class A	354,914
Class B	10,992
Class C	100,677
Class R	8,483
Class R3	2
Class R4	2
Class R5	816
Administrative services fees	141,377
Plan administration services fees
Class R	17,528
Class R3	10
Class R4	10
Compensation of board members	6,640
Custodian fees	9,575
Printing and postage	47,722
Registration fees	107,100
Professional fees	34,115
Other	94,845

Total expenses	3,771,630

Investment income (loss) — net	(2,161,833)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	43,492,971
Foreign currency transactions	8,268

Net realized gain (loss) on investments	43,501,239
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	17,799,441

Net gain (loss) on investments and foreign currencies	61,300,680

Net increase (decrease) in net assets resulting from operations	$59,138,847

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  27

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$(2,161,833)	$(2,574,001)
Net realized gain (loss) on investments	43,501,239	(19,457,361)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	17,799,441	105,793,938

Net increase (decrease) in net assets resulting from operations	59,138,847	83,762,576

Capital share transactions
Proceeds from sales
Class A shares	10,991,568	11,181,413
Class B shares	35,467	277,095
Class C shares	3,725,271	6,139,318
Class I shares	—	10,860,252
Class R shares	4,183,558	3,990,201
Class R3 shares	—	5,000
Class R4 shares	—	5,000
Class R5 shares	—	3,201,928
Conversions from Class B to Class A
Class A shares	1,585,073	2,655,265
Class B shares	(1,585,073)	(2,655,265)
Payments for redemptions
Class A shares	(31,736,976)	(45,033,563)
Class B shares	(1,670,532)	(1,995,607)
Class C shares	(13,440,448)	(11,713,347)
Class I shares	(3,897,085)	—
Class R shares	(3,861,403)	(3,525,539)
Class R3 shares	(4,945)	—
Class R4 shares	(4,945)	—
Class R5 shares	(1,931)	(21,029,333)

Increase (decrease) in net assets from capital share transactions	(35,682,401)	(47,637,182)

Proceeds from regulatory settlement (Note 10)	—	141,913

Total increase (decrease) in net assets	23,456,446	36,267,307
Net assets at beginning of year	233,208,021	196,940,714

Net assets at end of year	$256,664,467	$233,208,021

Excess of distributions over net investment income	$(6,640)	$(210,223)

The accompanying Notes to Financial Statements are an integral part of this statement.

28  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Dec. 31,
Per share data	2010		2009		2008		2007		2006
Net asset value, beginning of period	$20.09		$13.41		$26.01		$22.47		$21.30

Income from investment operations:
Net investment income (loss)	(.17)		(.18)		(.21)		(.28)		(.17)
Net gains (losses) (both realized and unrealized)	5.78		6.85		(12.41)		3.82		1.34

Total from investment operations	5.61		6.67		(12.62)		3.54		1.17

Proceeds from regulatory settlement	—		.01		.02		—		—

Net asset value, end of period	$25.70		$20.09		$13.41		$26.01		$22.47

Total return	27.92%		49.81%	(a)	(48.44%	)(b)	15.75%		5.45%

Ratios to average net assets(c)
Total expenses	1.46%		1.84%		1.58%		1.49%		1.51%

Net investment income (loss)	(.78%	)	(1.09%	)	(.98%	)	(1.11%	)	(.77%	)

Supplemental data
Net assets, end of period (in millions)	$179		$157		$131		$307		$305

Portfolio turnover rate	155%		139%		229%		200%		204%

See accompanying Notes to Financial Highlights.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  29

Financial Highlights (continued)

Class B	Year ended Dec. 31,
Per share data	2010		2009		2008		2007		2006
Net asset value, beginning of period	$16.28		$10.95		$21.41		$18.63		$17.81

Income from investment operations:
Net investment income (loss)	(.27)		(.24)		(.31)		(.39)		(.28)
Net gains (losses) (both realized and unrealized)	4.66		5.56		(10.17)		3.17		1.10

Total from investment operations	4.39		5.32		(10.48)		2.78		.82

Proceeds from regulatory settlement	—		.01		.02		—		—

Net asset value, end of period	$20.67		$16.28		$10.95		$21.41		$18.63

Total return	26.97%		48.68%	(a)	(48.86%	)(b)	14.92%		4.60%

Ratios to average net assets(c)
Total expenses	2.25%		2.63%		2.34%		2.24%		2.26%

Net investment income (loss)	(1.57%	)	(1.90%	)	(1.74%	)	(1.86%	)	(1.52%	)

Supplemental data
Net assets, end of period (in millions)	$4		$6		$8		$33		$42

Portfolio turnover rate	155%		139%		229%		200%		204%

Class C	Year ended Dec. 31,
Per share data	2010		2009		2008		2007		2006
Net asset value, beginning of period	$16.32		$10.98		$21.46		$18.68		$17.84

Income from investment operations:
Net investment income (loss)	(.27)		(.24)		(.29)		(.39)		(.28)
Net gains (losses) (both realized and unrealized)	4.68		5.57		(10.21)		3.17		1.12

Total from investment operations	4.41		5.33		(10.50)		2.78		.84

Proceeds from regulatory settlement	—		.01		.02		—		—

Net asset value, end of period	$20.73		$16.32		$10.98		$21.46		$18.68

Total return	27.02%		48.63%	(a)	(48.84%	)(b)	14.88%		4.65%

Ratios to average net assets(c)
Total expenses	2.22%		2.59%		2.34%		2.24%		2.26%

Net investment income (loss)	(1.54%	)	(1.84%	)	(1.74%	)	(1.86%	)	(1.52%	)

Supplemental data
Net assets, end of period (in millions)	$47		$46		$35		$37		$39

Portfolio turnover rate	155%		139%		229%		200%		204%

See accompanying Notes to Financial Highlights.

30  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Class I	Year ended Dec. 31,
Per share data	2010		2009(d)
Net asset value, beginning of period	$20.97		$18.62

Income from investment operations:
Net investment income (loss)	(.07)		(.01)
Net gains (losses) (both realized and unrealized)	6.06		2.36

Total from investment operations	5.99		2.35

Net asset value, end of period	$26.96		$20.97

Total return	28.56%		12.62%

Ratios to average net assets(c)
Total expenses	.99%		1.00%	(e)

Net investment income (loss)	(.31%	)	(.18%	)(e)

Supplemental data
Net assets, end of period (in millions)	$12		$12

Portfolio turnover rate	155%		139%

Class R*	Year ended Dec. 31,
Per share data	2010		2009		2008		2007		2006
Net asset value, beginning of period	$19.84		$13.27		$25.81		$22.34		$21.21

Income from investment operations:
Net investment income (loss)	(.22)		(.14)		(.25)		(.34)		(.22)
Net gains (losses) (both realized and unrealized)	5.69		6.70		(12.31)		3.81		1.35

Total from investment operations	5.47		6.56		(12.56)		3.47		1.13

Proceeds from regulatory settlement	—		.01		.02		—		—

Net asset value, end of period	$25.31		$19.84		$13.27		$25.81		$22.34

Total return	27.57%		49.51%	(a)	(48.59%	)(b)	15.53%		5.28%

Ratios to average net assets(c)
Total expenses	1.73%		2.07%		1.84%		1.74%		1.76%

Net investment income (loss)	(1.04%	)	(1.33%	)	(1.24%	)	(1.36%	)	(1.02%	)

Supplemental data
Net assets, end of period (in millions)	$13		$10		$7		$10		$3

Portfolio turnover rate	155%		139%		229%		200%		204%

See accompanying Notes to Financial Highlights.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  31

Financial Highlights (continued)

Class R5	Year ended Dec. 31,
Per share data	2010		2009		2008		2007		2006
Net asset value, beginning of period	$20.97		$13.90		$26.79		$23.03		$21.73

Income from investment operations:
Net investment income (loss)	(.08)		(.15)		(.09)		(.16)		(.06)
Net gains (losses) (both realized and unrealized)	6.05		7.21		(12.82)		3.92		1.36

Total from investment operations	5.97		7.06		(12.91)		3.76		1.30

Proceeds from regulatory settlement	—		.01		.02		—		—

Net asset value, end of period	$26.94		$20.97		$13.90		$26.79		$23.03

Total return	28.47%		50.86%	(a)	(48.12%	)(b)	16.33%		5.98%

Ratios to average net assets(c)
Total expenses	1.03%		1.34%		1.02%		1.00%		1.01%

Net investment income (loss)	(.35%	)	(.57%	)	(.42%	)	(.62%	)	(.27%	)

Supplemental data
Net assets, end of period (in millions)	$2		$2		$17		$26		$22

Portfolio turnover rate	155%		139%		229%		200%		204%

Notes to Financial Highlights

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a)	In May 2009, the Fund received a portion of the proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.
(b)	In June 2008, the Fund received a portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the net asset value per share and total return by $0.02 and 0.07%, respectively.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	For the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(e)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Capital Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company and has 500 million authorized shares of capital stock.

The Fund offers Class A, Class B, Class C, Class I, Class R and Class R5 shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At Aug. 27, 2010, all Class R3 and Class R4 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of those shares.

Class R5 shares are not subject to sales charges, however, the class was closed to new investors effective Dec. 31, 2010.

At Dec. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Fund’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market

34  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid

36  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

Fair values of derivative instruments at Dec. 31, 2010

	Liability derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$34

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
Risk exposure category	currency exchange contracts
Foreign exchange contracts	$(798)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
Risk exposure category	currency exchange contracts
Foreign exchange contracts	$(34)

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $14,000 at Dec. 31, 2010. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $56,000 for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.805% to 0.715% as the Fund’s net assets increase. The management fee for the year ended Dec. 31, 2010 was 0.805% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to

38  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

0.03% as the Fund’s net assets increase. The fee for the year ended Dec. 31, 2010 was 0.06% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $273.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  39

Notes to Financial Statements (continued)

for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Dec. 31, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.25
Class C	0.23
Class R	0.08
Class R5	0.04

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2010, the Fund’s total potential future obligation over the life of the Guaranty is $286,933. The liability remaining at Dec. 31, 2010 for non-recurring charges associated with the lease amounted to $193,944 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at Dec. 31, 2010 is included in other assets in the Statement of Assets and Liabilities at cost of $2,199.

Plan administration services fees
Prior to Sept. 7, 2010, under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for the provision of various administrative, recordkeeping, communication and educational services.

40  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $58,000 and $5,200,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $24,963 for Class A, $2,792 for Class B, $1,349 for Class C shares for the year ended Dec. 31, 2010.

Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective March 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	1.37%
Class B	2.12
Class C	2.12
Class I	1.01
Class R	1.62
Class R5	1.06

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements (continued)

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $353,076,543 and $387,929,756, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009(a)
Class A
Sold	516,819	703,451
Converted from Class B(b)	75,532	174,665
Redeemed	(1,459,184)	(2,801,569)

Net increase (decrease)	(866,833)	(1,923,453)

Class B
Sold	1,956	23,581
Converted to Class A(b)	(93,485)	(215,918)
Redeemed	(96,804)	(158,735)

Net increase (decrease)	(188,333)	(351,072)

Class C
Sold	212,812	486,145
Redeemed	(765,028)	(895,720)

Net increase (decrease)	(552,216)	(409,575)

Class I
Sold	—	581,385
Redeemed	(143,325)	—

Net increase (decrease)	(143,325)	581,385

Class R(c)
Sold	196,100	258,947
Redeemed	(185,826)	(229,252)

Net increase (decrease)	10,274	29,695

Class R3
Sold	—	283
Redeemed	(283)	—

Net increase (decrease)	(283)	283

42  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Year ended Dec. 31,	2010	2009(a)
Class R4
Sold	—	269
Redeemed	(269)	—

Net increase (decrease)	(269)	269

Class R5
Sold	—	233,061
Redeemed	(90)	(1,338,543)

Net increase (decrease)	(90)	(1,105,482)

(a)	Class I, Class R3 and Class R4 shares are for the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(b)	Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c)	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $23,960,359 were on loan, secured by cash collateral of $24,669,774 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  43

Notes to Financial Statements (continued)

Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $74,433 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $141,588,140 and $146,105,904, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

9.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

44  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2010.

10.	PROCEEDS FROM REGULATORY SETTLEMENT

In May 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $141,913, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceedings). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $2,365,416 and accumulated net realized loss has been decreased by $9,221,846 resulting in a net reclassification adjustment to decrease paid-in capital by $11,587,262.

For the years ended Dec. 31, 2010 and 2009, there were no distributions.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements (continued)

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(124,124,638)
Unrealized appreciation (depreciation)	45,726,743

For federal income tax purposes, the Fund had a capital loss carry-over of $124,124,638 at Dec. 31, 2010, that if not offset by capital gains will expire as follows:

2016	2017

$63,824,881	$60,299,757

For the year ended Dec. 31, 2010, $41,458,630 of capital loss carry-over was utilized and $9,263,447 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements other than as noted below.

In August 2010, the Board of Directors of Seligman Capital Fund approved a proposal to merge the Fund with and into Columbia Mid Cap Growth Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a meeting of shareholders held on Feb., 15, 2011 and is expected to close before the end of the second quarter 2011.

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment

46  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)

proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

48  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Seligman Capital Fund, Inc:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Seligman Capital Fund, Inc. (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  49

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

50  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

Fiscal year ended Dec. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  51

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

52  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  53

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

54  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  55

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

56  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  57

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

58  SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT

Results of Meeting of Shareholders

Seligman Capital Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between Seligman Capital Fund and Columbia Mid Cap Growth Fund.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
4,632,170.444	287,532.224	106,293.119	1,180,203.000

To elect directors to the Board.

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	5,864,226.255	341,972.532	0.000	0.000
02.	Edward J. Boudreau, Jr.	5,886,284.499	319,914.288	0.000	0.000
03.	Pamela G. Carlton	5,863,400.067	342,798.720	0.000	0.000
04.	William P. Carmichael	5,880,536.024	325,662.763	0.000	0.000
05.	Patricia M. Flynn	5,866,500.063	339,698.724	0.000	0.000
06.	William A. Hawkins	5,882,095.483	324,103.304	0.000	0.000
07.	R. Glenn Hilliard	5,885,243.167	320,955.620	0.000	0.000
08.	Stephen R. Lewis, Jr.	5,873,736.012	332,462.775	0.000	0.000
09.	John F. Maher	5,886,058.490	320,140.297	0.000	0.000
10.	John J. Nagorniak	5,882,560.634	323,638.153	0.000	0.000
11.	Catherine James Paglia	5,867,615.700	338,583.087	0.000	0.000
12.	Leroy C. Richie	5,885,966.175	320,232.612	0.000	0.000
13.	Anthony M. Santomero	5,884,520.940	321,677.847	0.000	0.000
14.	Minor M. Shaw	5,886,689.651	319,509.136	0.000	0.000
15.	Alison Taunton-Rigby	5,863,859.238	342,339.549	0.000	0.000
16.	William F. Truscott	5,888,419.285	317,779.502	0.000	0.000

SELIGMAN CAPITAL FUND — 2010 ANNUAL REPORT  59

Seligman Capital Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9906 C (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Capital Fund, Inc. were as follows:

2010: $20,127	2009: $19,765
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Seligman Capital Fund, Inc. were as follows:

2010: $5,942	2009: $1,822
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0

(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Seligman Capital Fund, Inc. were as follows:

2010: $4,696	2009: $3,180
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Seligman Capital Fund, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $2,976,439	2009: $803,688
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Seligman Capital Fund, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date February 23, 2011

By	/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date February 23, 2011